Filed Pursuant to Rule 497(a)

File No. 333-275154

Filed Pursuant to Section 24(b)

File No. 811-23913

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Get YLDS



The Future of Digital Currency

YLDS is a public fixed-income SEC-registered security, natively built on the blockchain, designed to maintain a fixed dollar price, combining the liquidity of traditional stablecoins with earning power similar to money market fund.

Get YLDS at Figure Markets

Why choose YLDS?

YLDS is not just another stablecoin; it's an asset.

Yield to holders

YLDS reserves are invested in short dated treasuries and/or held as bank deposits.

Transferable

YLDS is the only US digitally native security that is P2P transferable.

Settlement

YLDS can be purchased and sold 24/7/365.

Regulatory compliance

YLDS is the only digitally native SEC registered security that is pegged 1:1 to the dollar, and pays interest to its holders.

In circulation

In reserves [1]

Issuer	**Figure Certificate Corporation**
Reserve Custodian	**UMB Bank NA**
Auditor	**KPMG LLP**

Investment Manager	**Figure Investment Advisors, LLC**
Transfers Agent and Administrator	**Figure Equity Solutions, Inc**
Domicile	**United States**
Eligible Investors	**YLDS can be held globally, by both retail and institutional customers.**

How YLDS works

YLDS is a yielding stablecoin that offers an interest rate backed by US Treasuries, rivaling traditional investments like money market accounts and CDs. Unlike traditional staking, YLDS makes yielding effortless, earning you around 4% interest.

1. **Sign-up for a Figure Markets Wallet**
2. **Verify your identity**
3. **Complete your purchase**

FAQ

+ **What is YLDS?**

+ **How is YLDS different from other stablecoins?**

+ **Who regulates YLDS?**

+ **Who can purchase YLDS?**

+ **Is YLDS a crypto currency?**

+ **What is a "face-amount certificate"?**

+ **How do we see what reserves are backing YLDS?**

+ **What is the minimum amount of YLDS I can acquire?**

+ **When is interest paid?**

+ What happens if my YLDS is stolen or lost? Am I able to retrieve it?

+ Who can hold YLDS?

+ How does the redemption process work for YLDS?

+ What blockchain is YLDS on?

Start earning today

Get YLDS at Figure Markets

Talk to our sales team

Contact us

YLDS Stablecoins are unsecured face-amount certificates and solely backed by the assets of Figure Certificate Company (FCC), who is the issuer of the certificates. As a subsidiary of Figure Markets Holdings, Inc., FCC is (absent exclusion or exemption) required to comply with certain limits on its activity, including investment and/or trading limitations on its portfolio and other limitations under applicable banking and securities laws. FCC is not a bank, and the securities it offers are not deposits or obligations of, or backed or guaranteed or endorsed by, any bank or financial institution, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. The Certificates are not an insurance company product, an equity investment, or an investment in a money market mutual fund. FCC's qualified assets on deposit may exceed the deposit amounts required by applicable regulations. If there are losses on FCC's assets, FCC may not have sufficient resources to meet its obligations, including making interest and/or principal payments on your certificates. Most of FCC's assets are debt securities and are subject to risks including credit risk, interest rate risk and prepayment and extension risk. You could lose money by investing in the Stablecoin. Although the Stablecoins seeks to preserve the value of your investment at $0.01 per share, it cannot guarantee it will do so. You should consider the investment objectives, risks, charges and expenses of certificates carefully before investing. Download a free prospectus, which contains this and other important information about our certificates. Read the prospectus carefully before you invest. Figure Certificate Company Prospectus available **HERE**.

Interest rate applicable to all Certificates is the overnight Secured Overnight Financing Rate ("SOFR") less 35 basis points, with a minimum rate of 0.00%. SOFR stands for the Secured Overnight Financing Rate (SOFR), which is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities. For more information, please visit the Federal Reserve Bank of New York's Website by clicking **HERE**.

FCC will collect certain information about you that helps us comply with various securities regulations and rules and the USA PATRIOT Act, a Federal law that requires all investment companies to obtain, verify, and record information that identifies each applicant. Please note: if we cannot verify the information you provide, we will be required to restrict or deny your account

Reserves for YLDS Stablecoins are managed by Figure Investment Advisors, LLC, a registered investment advisor located at 650 California, Suite 200, San Francisco, CA, 94108. For more information about Figure Investment Advisors, LLC, or to obtain a free copy of our disclosure brochure, please contact us at 628-236-5823 or you may download a copy at Figure Markets Website.

Figure Certificate Company and Figure Investment Advisors, LLC are subsidiaries of Figure Markets Holdings, Inc.

1. Percentage of required reserve covered: 100%; Excess / (deficit) reserve: 0.5%